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                                                                      EXHIBIT 21


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                         SITEL CORPORATION SUBSIDIARIES
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U.S. SUBSIDIARIES
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National Action Financial Services, Inc.                                Georgia
Financial Insurance Services, Inc.                                      Nebraska
Seek the Geek, Inc.                                                     Nebraska
SITEL Insurance Marketing Services, Inc.                                Nebraska
SITEL Insurance Services, Inc.                                          Nebraska
SITEL International, Inc.                                               Nebraska
SITEL Mexico Holdings LLC                                               Nebraska

NON-U.S. SUBSIDIARIES
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SITEL Australia Holdings Pty Ltd.                                      Australia
SITEL Australia Pty Ltd.                                               Australia
SITEL Belgium NV                                                       Belgium
SITEL do Brasil Ltda.                                                  Brazil
SITEL (BVI) International, Inc.                                        British Virgin Islands
SITEL Caribbean Holdings, Inc.                                         British Virgin Islands
SITEL Insurance Services Canada Inc.                                   Canada
SITEL Teleservices Canada Inc.                                         Canada
3101223 Canada Inc.                                                    Canada
SITEL de Colombia, S.A.                                                Colombia
SITEL France Holdings SAS                                              France
SITEL Corporation France SA                                            France
SITEL France SA                                                        France
SITEL France Consumer Services SA                                      France
SITEL GmbH                                                             Germany
SRM Inkasso GmbH                                                       Germany
SITEL Hong Kong Limited                                                Hong Kong
SITEL Ireland Limited                                                  Ireland
SITEL Caribbean Limited                                                Jamaica
Grupo SITEL de Mexico, S.A. de C.V.                                    Mexico
Systems Integrated Telemarketing Netherlands B.V.                      Netherlands
SITEL New Zealand Limited                                              New Zealand
SITEL Telebusiness New Zealand Limited                                 New Zealand
Action Servicos de Publicidade S.A.                                    Portugal
SITEL Asia Pacific Holdings Pte Limited                                Singapore
SITEL Asia Pacific Investments Pte Limited                             Singapore
SITEL Singapore Pte Limited                                            Singapore
SITEL Iberica Teleservices, S.A.                                       Spain
Teleaction Hispanica S.A.                                              Spain
Telepromotion S.A.                                                     Spain
SITEL Nordic AB                                                        Sweden
B's Telemarketing Limited                                              United Kingdom
Leiderman and Roncoroni Limited                                        United Kingdom
SITEL Consulting Limited                                               United Kingdom
SITEL Europe Limited                                                   United Kingdom
SITEL Stratford Limited                                                United Kingdom
SITEL Stratford (Services) Limited                                     United Kingdom
SITEL Kingston Limited                                                 United Kingdom
SITEL Kingston (Services) Limited                                      United Kingdom
SITEL Moor Park Limited                                                United Kingdom
SITEL Moor Park (Services) Limited                                     United Kingdom
SITEL UK Limited                                                       United Kingdom
The Training Works Limited                                             United Kingdom
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